                                                                   Exhibit 10.22

STATE OF GEORGIA

GWINNETT COUNTY


     THIS LEASE AGREEMENT, made this 30th day of May, 1990, by and between WEEKS SUPER PARTNERSHIP, LTD., hereinafter referred to as "Landlord," and AERIAL PLATFORMS, INC., hereinafter referred to as "Tenant;"

                                  WITNESSETH:

     1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the LEASED PREMISES, described as: 16,000 sq. ft. of office/warehouse at 1857 Doan Way, Norcross, Georgia, Gwinnett County, Building 5A,in Gwinnett Park, an shown on plan attached hereto an Exhibit "A" and by reference incorporated herein.

                                      TERM

     2.01 TO HAVE AND TO HOLD said Leased Premises for a term of three (3) years, commencing on June 1, 1990, and continuing until midnight on May 31, 1993, upon the following terms, conditions, and covenants:

                                     RENTAL

     3.01 As rental for the Leased Promises, Tenant agrees to pay to A. R. WEEKS & ASSOCIATES, INC., for the account of Landlord, the sum of Forty-four Thousand Seven Hundred and NO/100 ($44,700.00) Dollars per year, payable in monthly installments each in the amount of Three Thousand Seven Hundred Twenty-Five and
N)/100 ($3,725.00) Dollars on or before the first day of each calendar month beginning on June 1, 1990, and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth. Tenant shall pay interest at a rate of twelve percent (12%) per annum on all late payments of rent. If the Lease shall commence on any date other than the first day of a calendar month, or and on any date, other than the last day of a calendar month, rent for such month shall be prorated. Tenant has deposited with Landlord, upon delivery of this Lease Agreement, an amount equal to Three Thousand Seven Hundred Twenty-Five and NO/100 ($3,725.00) Dollars, to be applied as first month's rental.

     3.02 In addition to the Rentals called for herein, Landlord agrees to contract for the landscape maintenance service and Tenant agrees to pay the Landlord an additional rental of Seventy and NO/100 ($70.00) Dollars per month for said landscaping service. Said fee shall increase six percent (6%) each year during the term of the lease.

     3.03 The rental provided in paragraph 3.01 "Rental" above, includes the construction of tenant improvements on the basis set forth in the plans and specifications attached, or to be attached, hereto in Exhibit "B".

     3.04 Tenant agrees to pay as additional rent to Landlord, upon demand, its pro rata share of any utility surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any Federal, State, Municipal or local governmental authorities in connection with the use or occupancy of the Leased Premises.

                        DELAY IN DELIVERY OF POSSESSION

     4.01 If Landlord, for any reason whatsoever, cannot deliver possession of the Leased Promises to Tenant at the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in the event there shall be a proportionate reduction of rent covering the period between the commencement of the term and the time when Landlord can deliver possession. If delay is longer than three (3) months, Landlord will provide Tenant such space (not exceeding in area the Leased Premises) as Landlord may have available, until the Leased Premises can be completed, at no charge to Tenants The term of this Lease shall be extended by such delay.

                             USE OF LEASED PREMISES

     5.01 The Leased Promises may be used and occupied only for general manufacturing and assembly, testing, warehousing and distribution, showroom and offices and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way increase the fire insurance upon the building. Tenant will not perform any act or carry on any practices that may injure the building or be a nuisance or menace to tenants of adjoining promises. Tenant shall, at Tenant's sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's operations at, on or within, or to Tenant's use and occupancy of, the Leased Premises.

     5.02 Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Leased Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's beat knowledge and belief regarding the presence of hazardous substances or materials on the Leased Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Leased Promises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term. Tenant shall not be held responsible for any hazardous substances or materials existing prior to it's occupancy or use.

                                   UTILITIES

     6.01 Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord. Tenant shall be solely responsible for and shall pay all charges for use or consumption of sanitary sewer, water, gas, electricity and any other utility services.

                         ACCEPTANCE OF LEASED PREMISES

     7.01 By entry hereunder, Tenant acknowledges that it has examined the Leased Premises and accepts the same an being in the condition called for by this Lease, and as suited for the uses intended by Tenant.

                         ALTERATIONS, MECHANICS' LIENS

     8.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall at Landlord's option become part of the realty and belong to Landlord.

     8.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations.

     8.03 Notwithstanding anything in paragraph 8.02 above, Tenant may, upon written consent of Landlord, install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises an the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear only excepted. Tenant shall keep the Leased Premises, the building and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work provided for above, shall be done at such times and in such manner an Landlord may from time to time desire. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.

                            WASTE AND QUIET CONDUCT

     9.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the building containing the Leased Premises or any building in the project in which the Leased Premises are located.

                            FIRE INSURANCE, HAZARDS

     10.01 No use shall be made or permitted to be made of the Leased Promises, nor acts done which might increase the existing rate of insurance upon the building or cause the cancellation of any insurance policy covering the building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, building and appurtenances.

                           INDEMNIFICATION BY TENANT

     11.01 Tenant shall indemnify and hold harmless Landlord against and from all claims arising from any and all claims arising from Tenant's use of the Leased Premises (other than those arising from negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the

Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which in caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord. The obligations of Tenant under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

                                WAIVER OF CLAIMS

     12.01 Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Tenant, its agents, employees, invitees or third persons in or about the Leased Premises from any cause arising at any time, other than the negligence of Landlord, its agents and employees.

                                    REPAIRS

     13.01 Tenant shall, at its sole cost, keep and maintain the Leased Promises and appurtenances and every part thereof (excepting exterior walls and roofs which Landlord agrees to repair) including by way of illustration and not by way, of limitation all windows (Tenant accepts premises with a broken showroom window and shall not be held liable for such repair during the term of this lease), and skylights, doors, any store front and the interior of the Leased Premises, including all plumbing, heating, air conditioning, sewer, electrical systems and all fixtures and all other similar equipment serving the Leased Premises in good and sanitary order, condition, and repair. Tenant shall be responsible for all pent control within the Leased Premises, including, but not limited to the eradication of any ants or termites should infestation be observed during the term of the Lease. Tenant shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment used by Tenant in good order, condition, and repair. All windows shall be washed and cleaned as often as necessary to keep them clean and free from smudges and stains. In the event Tenant fails to maintain the Leased Promises as required herein or fails to commence repairs (requested by Landlord In writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord slash have the right in order to preserve the Leased Premises or portion thereof and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of making such payments.

     13.02 Landlord agrees to keep in good repair the roof, foundations, and exterior walls of the Leased Premises except repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees. Landlord gives to Tenant exclusive control of Leased Promises and shall be under no obligations to inspect said Leased Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair such item. Failure to report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

     13.03 Tenant shall obtain upon occupancy and keep current during the lease term a service maintenance contract on the heating, ventilation and air conditioning (HVAC) equipment serving the Leased Promises. The contract shall be between Tenant and a dealer-authorized company acceptable to Landlord, and shall at a minimum provide for an equipment check and tune-up service each spring and fall, and filter and lubrication service every three months. A copy of said contract shall be provided to Landlord, as shall any modification extension, renewal or replacement thereof.

     l3.04 Landlord warrants that, at the time of execution of this Lease, all plumbing, heating, air conditioning, electrical systems and all fixtures and all other similar equipment serving the Leased Premises are in good and working order, In the event that such equipment should need repairs during the first forty-five (45) days after the date of execution of this Lease, for reasons other than the actions of Tenant,, its employees, invitees or customers, Tenant shall promptly report in writing to Landlord such defective condition and Landlord shall move with reasonable diligence to repair such item.

                               SIGNS, LANDSCAPING

     14.01 Landlord shall have the right to control landscaping and approve the placing of signs and the size and quality of the same. Tenant shall make no alterations or additions to the Leased Premises or landscaping and shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord.

                               ENTRY BY LANDLORD

     15.01 Tenant shall permit Landlord and Landlord agents to enter the Leased, Promises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building, or for the purpose of making repairs, alterations, or additions' to any portion of the building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants, or placing upon the building any usual or ordinary "for sale" signal, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within thirty (30) days prior to the expiration of this Lease, to place upon the Leased Promises any usual or ordinary "to let" or "to lease" signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises.

                                     TAXES

     16.01 (a) Tenant shall, without notice or demand, as additional rent, pay and discharge, on or before the last day on which the same may be paid without penalty, "all taxes", (as hereinafter defined) which shall or may during the term be levied, assessed or imposed on or become a lion upon or grow due or payable out of or for or by reason or the Leaned Promises or any part thereof or the Landlord's interest in the real property described on Exhibit "A" hereto. For the purposes hereof "taxes" means all taxes at any time imposed by the United States of America or by any state, city, county or other political or taxing subdivision thereof upon or against this Lease, the Leased Promises, the use or occupancy thereof, the buildings, improvement or personalty thereon, and all assessments imposed subsequent to the execution and delivery of this lease by both Landlord and Tenant (including assessments for benefits from public works or improvements, whether commenced or completed prior to the commencement of the term hereof and whether or not to be completed within said term), levies, license fees, permit fees, water rents and clergies, sewer rents, excises, franchises, imposts, interest, costs, penalties and charges, general and special, ordinary and extraordinary, of whatever name, nature and kind, and whether or not within the contemplation of the parties hereto, which are now or may hereafter be levied, assessed, charged or imposed upon or against, this Lease, the Leaned Promises, the use or occupancy thereof or the building, improvements or personal property thereon or which are or may become a lion an any thereof. Notwithstanding anything hereinabove to the contrary, "taxes" shall not include any penalties or interest imposed or incurred because of Landlord's dilatory payment, unless the delay in payment is due to Tenant's breach of its obligations under this Section 16.

     (b) All assessments imposed upon the Leaned Promises during the final year of the term of this Lease for public improvements which shall benefit the Leased Promises after the expiration of this Lease shall be equitably pro rated, so that only the portion of such assessments properly. allocable to the term of this Lease shall be included in determining Tenant's share of "taxes" in accordance with Section l6.0l(a) above.

     16.02 Tenant shall pay-as additional rent the amount of all taxes, other than Income taxes, upon or measured by the rent payable hereunder, whether an a sales tax, transaction privilege tax, excise tax, or otherwise, which additional rent shall be due and payable at the same time as each installment of basic rent.

     l6.03 Joint Assessment. If the Leaned Promises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included with the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work shoots or such other information aim may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

     16.04 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Leased Promises or elsewhere.

                                   INSURANCE

     17.01 Liability Insurance. Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than Five Hundred Thousand Dollars ($500,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than Five Hundred Thousand Dollars ($500,000.00) in respect to injuries to or death of any one person, and in the amount of not less than Five Hundred Thousand Dollars ($500,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably Indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is ill full force and effect. Such policy shall name Landlord as all additional insured and shall be primary and non-contributing wine any insurance carried by Landlord. The policy shall further provide that it shall not be canceled or altered without twenty (20) days prior written notice to Landlord. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. in the event that the Leaned Premises constitute a part of a larger property said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If Tenant shall fail to procure and maintain said Insurance Landlord may, but shall not be required to procure and maintain the same but at the expense of Tenant.

     17.02 Property Insurance. (a) Tenant shall maintain In full force and effect on all of its fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all documents necessary or proper in connection with the settlement of any claim or lose by Tenant. Landlord will not carry Insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

     (b) Landlord shall obtain and keep In force during the term of this Lease a policy or policies of Insurance covering loss or damage to the Leased Promises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount of promissory notes secured by liens on the Leased Premises against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage, said insurance shall provide for payment of loss thereunder to Landlord or to the holders of mortgages or deeds of trust on the Leased Premises.

     (c) If the Leased Premises are part of a larger building, or if the Leased Premises are part of a group of buildings owned by Landlord, which are adjacent to Leased Premises, then Tenant shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Leased Promises.

     (e) All policies of insurance shall provide that the insurers waive any right of subrogation against Landlord or Tenant.

                                  ABANDONMENT

     18.01 Tenant shall not vacate nor abandon the Leased Promises at any time during the term of this Lease; and If Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Promises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

                                  DESTRUCTION

     l9.01 In the event of (a) a partial destruction of the Leased Premises or tho buildings of which the Leased Premises are a part (hereinafter called the "building") during the lease term which requires repairs to either the Leased Promises or the building, or (b) the Leased Promises or the building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation which declaration requires repairs to either the Leased Promises or the building, Landlord shall forthwith make repairs, provided repairs can be made within sixty (60) days under the laws and regulations of authorized public authorities, but partial destruction (including any destruction necessary in order to make repairs required by any declaration) shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made. The proportionate reduction is to be based upon the extent to which the making of repairs shall interfere with the business carried on by Tenant in the Leased Premises. In making repairs Landlord shall be obligated to replace only such glazing as shall have been damaged by fire and other damaged glazing shall be replaced by Tenant if repairs cannot be made within sixty (60) days, Landlord may, at its option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately abated, as in this paragraph provided. In the event that Landlord does not so elect to make repairs which cannot be made within sixty
(60) days, or repairs cannot be made under current laws and regulations, this Lease may be terminated at the option of either party. A total destruction (including any destruction required by any authorized public authority) of either the Leased Promises or the building shall terminate this Lease. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Promises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenants with comparable space within the project in which the Leaned Premises are located on the same terms as this Lease,

                           ASSIGNMENT AND SUBLETTING

     20.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the building and property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent (such consent shall not be unreasonably withheld) of the Landlord. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rant and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as defined below, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease by law, may at its option, collect, directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall leave a security interest in all properties on the Leased Premises to secure payment of such sum. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of Its obligations under this Lease.

                              INSOLVENCY OF TENANT

     21.01 Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointment, assignments or action continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant and Landlord may at its election without notice " terminate this Lease and in that event be entitled to immediate possession of the Leased Promises and damages as provided below.

                                BREACH BY TENANT

     22.01 In the event of a default, Landlord in addition to any and all other rights or remedies that it may have hereunder, at law or in equity shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Leased Promises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its solo discretion may dean advisable with the right to make reasonable alterations and repairs to the Leased Promises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such resetting or in making ouch reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be loss than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

     22.01 No such reletting of the Leased Promises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination. Landlord may at any time thereafter elect to terminate this Loan* for such previous breach provided it has not been cured. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, and included (1) all amounts that would have fallen due as rent between the time of termination of this Lease and the time of judgment, or other award, less the avail of all relettings and attornments, plus interest on the balance at the rate of twelve percent (12%) per year; and (2) the worth at the time of the judgment or other award, of the amount by which the unpaid rent for the balance of the term exceeds the amount of such rental loan that Tenant proves could be reasonably avoided; (3) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of events would likely to result therefrom, "Worth" as used in this provision, is computed by discounting the total at the discount rate of the Federal Reserve Bank of Atlanta at the time of the judgment, or award, plus one percent (1%).

                                ATTORNEY'S FEES

     23.01 If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal, it, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all lose, liability,, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation.

                                  CONDEMNATION

     24.01 If at any time during the term of this Lease, title to the entire Leaned Promises should become vented in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Promises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impossible for Tenant to occupy the portion of the Leased Promises remaining, and impossible for Tenant to reasonably conduct his trade or business therein.

     24.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant an impossibility, then this Lease shall continue on all of its same terms and conditions subject only to an equatable reduction in rent proportionate to such taking.

     24.03 In the event of any such taking or transfer, whether of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same bo for the taking of the property or for damages, or otherwise.

                                    NOTICES

     25.01 All notices, statements, demands, requests, consents, approvals, authorization offers agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, if sent by certified mail, return receipt requested, postage prepaid, and addressed as follower:

     (a)  To Tenant at the Leased Promises;
     (b)  To Landlord, addressed to Landlord at 4497 Park Drive,
          Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

                                     WAIVER

     26.01 The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                              EFFECT HOLDING OVER

     27.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a now lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar an the same are applicable to a month to month tenancy, except that the rent payable pursuant to subparagraph 3.01 hereof shall be doubled.

                                 SUBORDINATION

     28.01 This Lease, at Landlord's option, shall be subordinate to any ground lease, first priority mortgage, first priority dead of trust, or first priority security deed now or hereafter placed upon the real property of which the Leased Promises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof

     28.02 Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such ground lease, mortgage, deed of trust, or security deed, as the case may be, including specifically a subordination, non-disturbance and attornment agreement in the form hereto attached as Exhibit "C", and failing to do so within ton (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so. If requested to do so, Tenant agrees to attorn to any person or other entity that acquires title to the real property encompassing the Leased Premises, whether through judicial foreclosure, sale under power, or otherwise, and to any assignee of such person or other entity.

                              ESTOPPEL CERTIFICATE

     29.01 Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated an of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner, or individual, in the form as Landlord may require and stating but not limited to the following (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Landlord and (vii) that Tenant in not In default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder.

                                    PARKING

     30.01 No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant, All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. No area outside of the Leased Promises shall be used by Tenant for storage without Landlord's prior written permission. There shall be no parking permitted on any of the streets or roadways located In Gwinnett Parks.

                              MORTGAGE PROTECTION

     31.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or holder or a security deed or mortgage covering the Leased Premises whose address shall have been furnished it, and shall offer such beneficiary or holder a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                              PROTECTIVE COVENANTS

     32.01 This Lease is subject to the Protective Covenants, attached hereto an Exhibit "D", and to such rules and regulations pertaining to Gwinnett Park which may hereafter be adopted and promulgated.

                            MISCELLANEOUS PROVISIONS

     A. Whenever the singular number in used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

     B. The headings or titles to paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease,

     C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

     D. Time is of the essence of each torn and provision of this Lease.

     E. Except an otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

     F. Subject to paragraph 20, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

     G. All covenants and agreements to be performed by Tenant under any of the terms of his Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

     H. Where the consent of a party Is required, such consent will not be unreasonably withhold.

     I. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except an provided in paragraph 20.01 hereof.

     J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

     K. This Lease shall be governed by Georgia law.

     I. Tenant shall not record this Lease or a memorandum thereof without the
written   consent of Landlord.  Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, and shall incorporate Lease by reference.

     M. Landlord's liability for performance of its obligations under tile terms of this Lease shall be limited to its interest in the Leased Premises.

     IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and tile parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.


Signed, sealed and delivered as       LANDLORD:
to Landlord, in the presence of:      WEEKS SUPER PARTNERSHIP, LTD.

/s/ Renita R. Miles                   By:  /s/ A.R. Weeks Jr.
-------------------                        ---------------------
                                         Name:
                                         Its:
----------------------------
Notary Public

Signed, sealed and delivered as       TENANT:
to Landlord, in the presence of:      AERIAL PLATFORMS, INC.

                                      By:  /s/ Carter B. Wilson
----------------------------               ----------------------
                                         Name:  Carter B. Wilson
                                         Its:   President
----------------------------
Notary Public

                                      ATTEST:

                                      By:  /s/ Vicky B. Wilson
                                           ----------------------
                                         Name:  Vicky B. Wilson
                                         Its:   Corporate Secretary
                                               [CORPORATE SEAL]

                                   EXHIBIT C

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT, made as of the ___ day of _______________________, 19__, between _____________________________ with offices at ________________________
("Tenant") and ___________________________________ (herein, together with its successors, transferees and  assigns, the "Mortgagee") ;


                              W I T N E S S E T H:

     WHEREAS, Mortgagee is about to or has heretofore granted to _____________, a Georgia partnership (the "owner") a first mortgage loan, which loan in secured by a security deed (herein "Mortgage") dated as of ___________________, 19__ and duly recorded on _______________________________________, 19__ in the
land records of Gwinnett County, Georgia; and

     WHEREAS, the Mortgage is to be a first and prior lien upon the Owner's fee estate In the real property described in Exhibit "A" annexed hereto ("Mortgaged Premises"); and

     WHEREAS, Tenant In occupying a portion of the Mortgaged Premises under a lease dated an of ___________________________________, 19___ in which Owner is
Landlord (the "Lease") covering that portion of the Mortgaged Promises therein more particularly described (the "Leased Promises"); and

     WHEREAS, Tenant desires to be assured of its continued and undisturbed occupancy of the Leased Promises should the Mortgage be foreclosed or the Mortgaged Promises sold pursuant to any power of sale contained therein and Mortgagee in agreeable thereto.

     NOW THEREFORE, in consideration of the mutual covenants contained In this Agreement and in further consideration of the sum of ONE DOLLAR ($1.00) each to the other in hand paid, the receipt whereof in hereby acknowledged, Tenant and Mortgagee mutually covenant and agree an follows:

     FIRST: The Lease and all of Tenant's rights, interest and estate therein and thereunder are hereby made subject and subordinate to the lien of the Mortgage and to any extensions, renewals, replacements, modifications, additions or consolidations thereof and to all rights, title and interest of Mortgagee and its successors and assigns therein and thereunder.

     SECOND: In the event, however, proceedings shall ever be instituted by Mortgages to foreclose or liquidate the Mortgage to foreclose or liquidate the Mortgage, the Tenant's possession of its leased portion of the Mortgaged Premises shall not be disturbed by the foreclosure proceedings and the Mortgaged Promises shall be sold at any foreclosure sale subject to Tenant's possession on condition that:

     (a) there shall be, at, the time of commencement of foreclosure proceedings, an well an all subsequent times, no default by Tenant in the due and timely observance and performance of any covenant and agreement in. the Lease to be observed and performed by Tenant; and

     (b) the Tenant shall not have entered into any agreement modifying any term, condition or agreement of the Mortgagee-approved Lease without the prior written consent of Mortgagee.

     THIRD: Tenant shall attorn to Mortgagee while Mortgages is in possession of the Mortgaged Premises, or to a Receiver appointed in any action or proceeding to foreclose the Mortgage. In the event of the completion of foreclosure proceedings and sale of the Mortgaged Premises or in the event the Mortgagee should otherwise acquire possession of the Mortgaged Premises, the Tenant will promptly upon demand attorn to the purchaser at the foreclosure sale or to Mortgagee, as the case may be, and will recognize such purchaser or the Mortgagee as the Tenant's landlord. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Mortgagee or the purchaser at the foreclosure sale, as the case may be, any Instrument which may be necessary or appropriate to such successor landlord to evidence such attornment. The Tenant shall,, upon demand of the Mortgagee or any Receiver or purchaser at the foreclosure sale, pay to the Mortgagee or to such Receiver or purchaser, an the case may be, all rental monies then due or an they thereafter become due.

     FOURTH: Upon the attornment provided for in preceding Paragraph THIRD the Tenant's occupancy shall thereafter be in full force and effect as under a direct Lease between Mortgagee, the Receiver or the purchaser At the foreclosure sale, as the case may be, and Tenant. it is specifically understood and agreed that Mortgagee or any such Receiver or purchaser shall not be:

     (a) liable for any act, omission, negligence or default of arty prior landlord, or

     (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord; or

     (c) bound by any rent or additional rent which Tenant might have a d for more than one month in advance to any prior landlord; or

     (d) bound by any amendment or modification of the Lease made without the prior written consent of the Mortgagee.

     FIFTH: On and after the date Tenant in good standing attorns to Mortgagee or any Receiver or subsequent owner in pursuance of its agreement herein set forth, Mortgagee, the Receiver or such subsequent owner will undertake and perform all subsequent obligations of the Landlord an not forth in the Lease for the benefit of and undisturbed occupancy of Tenant under the Lease.

     SIXTH: Tenant agrees it will not amend, modify nor abridge the Lease in any way, nor cancel or surrender the same without prior written approval of the Mortgagee other than by reason of a continued uncured material default of the landlord under the Lease, nor will the Lease ever merge into the fee in the event that Mortgagee acquires fee title to the Mortgaged Premises.

     SEVENTH: Any notices or other communication to be given hereunder by either party shall be In writing and shall be deemed to have been sufficiently given or served for all purposes if sent by registered or certified rail with return receipt requested to the other party hereto at its address above stated or such other address of which written notification has been timely given to the other party.

     EIGHTH: Mortgagee has and shall have the continuing right to execute and record in the Land Records of Gwinnett County, Georgia at any time, in its unilateral discretion, a Declaration of Subordination for the purpose of thereby subordinating its rights, title and interest in and under the Mortgage to the rights, title and interest of Tenant under the Lease. Such Declaration cf Subordination shall, at Mortgagee's election, operate, function and be in full force and effect for whatever period of time Mortgagee declares therein that it shall be in force not exceeding the term of the Lease and any extensions thereof and the said Declaration may be voided unilaterally by Mortgagee when it so elects.

     NINTH: Tenant waives any and all rights it may have to execute and record after the date hereof any document purporting to again or further subordinate its right, title or interest under the Lease to the lien of either the Mortgage or any other mortgage or deed of trust or any ground lease or any agreement modifying or amending the Mortgage except with the written consent of Mortgagee.

     TENTH: This Agreement cannot be changed orally but only in writing signed by both parties hereto.

     ELEVENTH: This Agreement may be recorded by either party at its own expense in the Land Records of Gwinnett County, Georgia whenever, in Its sole discretion, either party elects so to do.

     TWELFTH: All of the terms, covenants and conditions hereof shall run with the Mortgaged Promises and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


     IN WITNESS WHEREOF, the parties hereto have caused title Agreement to be duly executed, acknowledged and delivered the day and year first above written.

SIGNED, SEALED AND DELIVERED                 TENANT:
in the presence of:


-----------------------
                             BY:    /s/ Carter B. Wilson
-----------------------            ----------------------------

                                   MORTGAGEE


-----------------------      BY:   ----------------------------

-----------------------


     The undersigned Owner of the leased and mortgaged promises hereby consents to the foregoing Agreement and agrees to be bound by and subject to the terms thereof.


                             BY:   ----------------------------

                                   EXHIBIT D

                              PROTECTIVE COVENANTS
                                 GWINNETT PARK
                               NORCROSS,  GEORGIA

1. The exterior walls of all buildings shall be of masonry construction, its equivalent or better. The use of materials shall be subject to the approval of the Planning Advisory Committee.

2. No site or lot shall be used for any purpose or business which in considered dangerous or unsafe, or which constitutes a nuisance, or in noxious or offensive by reason of emission of dust, odor, gas, smoker fuses or noise.

3. No loading docks shall be constructed facing any public street or highway unless said loading dock and every part thereof is at least one hundred
     (100) feet inside the right-of-way line of the street or highway on which said loading dock fronts.

4. Outdoor storage yards shall be screened from public view and shall be placed as to conform with the building line restrictions set forth in Paragraph 7 of theme restrictive covenants.

5. Tenants shall not permit their employees to regularly park during business hours on public streets within said Park. It will be the responsibility of the said tenant, their successors, assigns, or other persons holding under them to provide adequate off-street parking for employees and visitors within property lines. All such parking areas shall be covered with a hard, dust free, paved surface, All paved areas will be curbed.

6. The ratio of building coverage to the total site area will be subject to the approval of the Planning Committee but in no case may the ratio exceed fifty percent (50%).

7. No building shall be constructed on any lot nearer than thirty (30) feet to the right-of-way line of street. In the case of cornet lots both thirty (30) foot front setbacks will apply, There must be maintained a strip of twelve (12) feet minimum of landscaped ground, landscaped in accordance with the architects' plans, along and within the street property lines, exclusive of drives and walks.

8. Minimum side yards shall be twenty-five (25) feet and shall aggregate fifty (50) feet on each individually owned lot, provided, however, where suitable the twenty-five (25) foot minimum may be waived by the Planning Advisory Committee, In tits event more than one lot shall be owned by one person or entity and In the improvement of such lot or tract a building shall be erected on more than one lot, then the side line restriction on the Interior line or lines shall be waived. Provided, further, that if a part of a tract or lot shall be shod before any improvement shall have been erected, then the line between the part sold and the part retained shall be the property line to which the setback restriction shall apply.

9. The tenant of any site or lot shall at all times keep the Leased Premises, buildings, improvements and appurtenances in a safe, clean, wholesome condition and comply in all respects with all government, health, fire and police requirements and regulations, and any tenant will remove at his or its own expense any rubbish of any character whatsoever which may accumulate on said site or lot, and in the event said tenant fails to comply with any or all of the aforesaid specifications and/or requirements, then and only then, the owner shall leave the right, privilege and license to enter upon the Leased Premises and make any and all corrections or Improvements that may be necessary to meet such standards at the expense of the tenants.

10. The tenant of any site or lot shall at all times keep the landscaping in good order and condition. Should the tenant of any sit or lot fail to remedy any deficiency in the maintenance of the landscaping after proper notification by the Planning Advisory Committee, the owner hereby expressly reserves the right, privilege and license to make any and all corrections or improvements in landscape maintenance at the expense of the tenant.

11. Plans and specifications for the construction, installation or alteration of all outdoor signs shall be first submitted to and have the written approval of Gwinnett Park, its successors or assigns, which approval shall not be unreasonably withheld.

12. The invalidation of any one of the restrictions herein set forth or the failure to enforce any of said restrictions at the time of its violation shall in no event effect any of the other restrictions nor be deemed a waiver of the right to enforce tho same thereafter.

13. Each of the above and foregoing protective covenants shall apply to owners of property within the Gwinnett Park, an well as tenants. Wherever the word "tenant" is used in these protective covenants, the same shall be construed to include owners.

                       FIRST AMENDMENT TO LEASE AGREEMENT


     THIS FIRST AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "First Amendment") is made as of the 15th day of April, 1993, by and between WEEKS SUPER PARTNERSHIP, LTD., by WWW, Ltd., as sole general partner, hereinafter referred to as "Landlord"), and AERIAL PLATFORMS, INC. (hereinafter referred to as "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord is landlord and Tenant is tenant under that certain Lease Agreement (hereinafter referred to as the "Agreement") dated May 30, 1990, for the lease of 16,000 square feet of office/warehouse space at 1857 Doan Way, Norcross, Gwinnett County, Georgia, and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

     WHEREAS, the Agreement will expire by its terms on May 31, 1993 and Tenant desires to continue to occupy the Leased Premises; and

     WHEREAS, Landlord and Tenant desire to enter into this First Amendment and have agreed to provide for an extension of the Lease and a rental rate applicable to the Leased Premises being leased by Tenant;

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

     1. Provided that Tenant is not in default hereunder at the time the renewal term commences, the Agreement is hereby extended for an additional three (3) year term effective June 1, 1993 and expiring on May 31, 1996, on all the same terms, covenants and conditions as the original Agreement, with the same base year as the original term, except the base monthly rental for the new term shall be the sum of FORTY EIGHT THOUSAND AND 00/100 DOLLARS ($48,000.00) per year payable in monthly installments of FOUR THOUSAND AND 00/100 DOLLARS ($4,000.00) due on or before the first day of each calendar month during the term. The landscape maintenance fee shall continue at the same rate as the original Agreement and shall continue to increase 6% annually as provided in the Agreement.

     2. Landlord shall, at Landlord's cost and expense, repair the cracks and fill the potholes in the entrance driveway of the Leased Premises prior to June 1, 1993.

     3. Except as expressly modified by this First Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

     4. In the event a provision of this First Amendment conflicts with a provision of the Agreement, the First Amendment shall supersede and control.

     5. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

     6. This First Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and insure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

     7. This First Amendment has been executed and shall be construed under the laws of the State of Georgia.

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed under seal and delivered as of the day and year first above written.

                                     LANDLORD:

Singed, sealed and delivered         WEEKS SUPER PARTNERSHIP, LTD.
in the presence of:

                                     By:  WWW, LTD., as sole general partner
----------------------------
Witness                              By:   /s/ A.R. Weeks, Jr.
                                          ----------------------------------
                                     Name:  A.R. WEEKS, JR.
----------------------------
Notary Public

                                     TENANT:


Signed, sealed and delivered         AERIAL PLATFORMS, INC.
in the presence of:

                                     BY:    /s/ Carter B. Wilson
----------------------------               ---------------------------------
Witness                              Name:
                                           ---------------------------------
                                     Title:      President
----------------------------               ---------------------------------
Notary Public

                                     ATTEST:

                                     By:    /s/ Vicky B. Wilson
                                            --------------------------------
                                     Name:      Vicky B. Wilson
                                            --------------------------------
                                     Title:     CORP. SEC/TREAS.
                                            --------------------------------
                                                [CORPORATE SEAL]

                      SECOND AMENDMENT TO LEASE AGREEMENT


     THIS SECOND AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "Second Amendment") is made as of the 6th day of March 1996, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and AERIAL PLATFORMS, INC. (hereinafter referred to as "Tenant").

                                  WITNESSETH:

     WHEREAS, Weeks Super Partnership, Ltd. and Tenant entered into that certain Lease Agreement dated May 30, 1990, as amended by that certain First Amendment to Lease Agreement dated April 15, 1993 (hereinafter collectively referred to as the "Agreement") for the lease of 16,000 sq. ft. of office/warehouse space at 1857 Doan Way, Norcross, Georgia which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

     WHEREAS, Weeks Realty, L.P. succeeded to the interest of the Landlord under the Agreement and is the Landlord with respect to the Leased Premises; and

     WHEREAS, the Agreement will expire by its terms on May 31, 1996 and Tenant desires to continue to occupy the Leased Premises; and

     WHEREAS, Landlord and Tenant desire to enter into this Second Amendment in order to provide for an extension of the Agreement by Tenant upon terms and conditions mutually acceptable to Landlord and Tenant;

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

     1. The Agreement is hereby extended for an additional two (2) year term effective June 1, 1996 and continuing until midnight on May 31, 1998 on all of the same terms, covenants and conditions as the original Agreement with the same base year except that the base monthly rental for the new term shall be the sum of Fifty Two Thousand Eight Hundred and 00/100 Dollars ($52,800.00) per year payable in monthly installments of Four Thousand Four Hundred and 00/100 Dollars ($4,400.00) due on or before the first day of each calendar month during the term. The landscape maintenance fee shall continue to increase 6% annually as provided in the Agreement.

     2. Except as expressly modified by this Second Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

     3. In the event a provision of this Second Amendment conflicts with a provision of the Agreement, the Second Amendment shall supersede and control.

     4. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

     5. This Second Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

     6. This Second Amendment has been executed and shall be construed under the laws of the State of Georgia.

     IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be executed under seal and delivered as of the day and year first above written.


                                      LANDLORD:

Signed, sealed and delivered          WEEKS REALTY, L.P., a Georgia limited
in the presence of:                          partnership

                                      By: Weeks Corporation, a Georgia
                                          corporation, its sole general partner

/s/Roni D. Comer
----------------------------
Witness

/s/ Stephanie Pongetti                By:   /s/ A.R. Weeks, Jr.
----------------------------                --------------------------------
Notary Public                         Name: A.R. Weeks, Jr.
                                            --------------------------------
                                      Its:   Chairman/CEO
                                            --------------------------------
                                                  [Corporate Seal]

                                      TENANT:

Signed, sealed and delivered          AERIAL PLATFORMS, INC.
in the presence of:

/s/ Deborah H. Abbott
----------------------------
Witness
                                      By:    /s/ Carter B. Wilson
----------------------------                 --------------------------------
Notary Public                         Name:  Carter B. Wilson
                                             --------------------------------
                                      Title: President
                                             --------------------------------
                                      ATTEST:

                                      By:    /s/ Vicky B. Wilson
                                             ---------------------------------
                                      Name:  Vicky B. Wilson
                                             ---------------------------------
                                      Title: Corporate Secretary/Treasurer
                                             ---------------------------------
                                                 [CORPORATE SEAL]